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                                                                    Exhibit (21)

FIRST OF AMERICA BANK CORPORATION LIST OF SUBSIDIARIES AS OF MAY 31, 1994:


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Name                                                                            Place of Incorporation
- ----                                                                            ----------------------
First of America Bank - Ann Arbor                                                Michigan
First of America Bank - Central                                                  Michigan
First of America Bank - Champaign County, N.A.                                   United States
First of America Bank - Decatur, N.A.                                            United States
First of America Bank - Florida, F.S.B.                                          United States
First of America Bank - Indiana                                                  Indiana
First of America Bank - Kankakee/Metro Southwest, N.A.                           United States
First of America Bank - Northwest Indiana                                        United States
First of America Bank - Northeast Illinois, N.A.                                 United States
First of America Bank - Champion, N.A.                                           United States
First of America Bank - Michigan, N.A.                                           United States
First of America Bank - Mid Michigan, N.A.                                       United States
First of America Bank - Northern Michigan                                        Michigan
First of America Bank - Illinois, N.A.                                           United States
First of America Bank - Quad Cities, N.A.                                        United States
First of America Bank - North Central Illinois, N.A.                             United States
First of America Bank - Southeast Michigan, N.A.                                 United States
First of America Bank - Springfield, N.A.                                        United States
First of America Bank - Upper Peninsula, N.A.                                    United States
First of America Bank - West Michigan                                            Michigan
First of America Brokerage Service, Inc.                                         Michigan
First of America Community Development
  Corporation                                                                    Michigan
First of America Insurance Company                                               Arizona
First of America Mortgage Company                                                Michigan
First of America Investment Corporation                                          Michigan
First of America Bank Corporation - Indiana                                      Indiana
First of America Trust Company                                                   Illinois
First of America Acquisition Company                                             Illinois
FOA Investco - Central, Inc.                                                     Michigan
FOA Investco - Champaign, Inc.                                                   Michigan
FOA Investco - Illinois, Inc.                                                    Michigan
FOA Investco - Indiana, Inc.                                                     Michigan
FOA Investco - Northwest Indiana, Inc.                                           Michigan
FOA Investco - Mid Michigan, Inc.                                                Michigan
FOA Investco - Michigan, Inc.                                                    Michigan
FOA Investco - Southeast Michigan, Inc.                                          Michigan
FOA Investco - Southgate, Inc.                                                   Michigan
FOA Investco - Ann Arbor, Inc.                                                   Michigan
FOA Investco - Northern Michigan, Inc.                                           Michigan
FOA Investco - Upper Peninsula, Inc.                                             Michigan
FOA Investco - West Michigan, Inc.                                               Michigan
CNB Investment Company                                                           Michigan
Frankenmuth Bank & Trust Realty Company                                          Michigan
Commercial National Development Co.                                              Delaware
First of America Information Systems, Inc.                                       Illinois
First of America Securities, Inc.                                                Michigan
FOA Mortgage Company                                                             Arizona
SecureData Corporation                                                           Michigan
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